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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): December 16, 1997



                             CAMDEN PROPERTY TRUST
             (Exact name of Registrant as specified in its Charter)


            Texas                        1-12110                76-6088377
(State or other jurisdiction of  (Commission file number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)



            3200 Southwest Freeway, Suite 1500, Houston, Texas 77027
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 964-3555



                                 Not applicable
         (Former name or former address, if changed since last report)






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ITEM 5.    OTHER EVENTS.

           On December 16, 1997, Camden Property Trust, a Texas real estate investment trust ("Camden"), Camden Subsidiary II, Inc., a Delaware corporation and a wholly owned subsidiary of Camden ("Sub"), and Oasis Residential, Inc., a Nevada corporation ("Oasis"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, Oasis will be merged with and into Sub, each share of common stock of Oasis will be converted into
0.759 of a common share of Camden and each share of Cumulative Convertible Series A Preferred Stock of Oasis will be converted into 0.759 of a share of Cumulative Convertible Series A Preferred Stock of Camden. The consummation of the transactions contemplated by the Merger Agreement is subject to certain conditions, including approval by the shareholders of each of Camden and Oasis. Camden anticipates that the transactions contemplated by the Merger Agreement (the "Merger") will close during the second quarter of 1998.

           In addition, (i) Camden and certain stockholders of Oasis (the "Oasis Stockholders") entered into a Voting Agreement pursuant to which the Oasis Stockholders agreed to vote all shares of common stock of Oasis beneficially owned by them in favor of the Merger, as set forth in such Voting Agreement, and (ii) Oasis and certain shareholders of Camden (the "Camden Shareholders") entered into a Voting Agreement pursuant to which the Camden Shareholders agreed to vote all shares of beneficial interest of Camden beneficially owned by them in favor of the Merger, as set forth in such Voting Agreement.

           Copies of the Merger Agreement and each of the Voting Agreements are filed as exhibits to this Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

           2.1 Agreement and Plan of Merger, dated December 16, 1997, among Camden Property Trust, Camden Subsidiary II, Inc. and Oasis Residential, Inc.

           99.1 Company Voting Agreement, dated December 16, 1997, among Camden Property Trust and certain stockholders of Oasis Residential, Inc.

           99.2 Camden Voting Agreement, dated December 16, 1997, among Oasis Residential, Inc. and certain shareholders of Camden Property Trust.

           99.3     Press Release, dated December 16, 1997.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 1997
                                  CAMDEN PROPERTY TRUST



                                  By: /s/ G. Steven Dawson
                                      ------------------------------------------
                                          G. Steven Dawson
                                          Senior Vice President - Finance, Chief
                                          Financial Officer and Treasurer



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                             CAMDEN PROPERTY TRUST
                               INDEX TO EXHIBITS


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EXHIBIT                                                                                 PAGE
-------                                                                                 ----
2.1               Agreement and Plan of Merger, dated December 16, 1997,  among
                  Camden Property Trust, Camden Subsidiary II, Inc. and Oasis
                  Residential, Inc.

99.1 Company Voting Agreement, dated December 16, 1997, among Camden Property Trust and certain stockholders of Oasis Residential, Inc.

99.2              Camden Voting Agreement, dated December 16, 1997, among
                  Oasis Residential, Inc. and certain shareholders of Camden Property
                  Trust.

99.3              Press Release, dated December 16, 1997.


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